Exhibit 4.20

EXECUTION COPY

DECLARATION OF TRUST

AND

TRUST AGREEMENT

This DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of June 16, 2006 (this “Trust Agreement”), among (i) Popular North America, Inc., a Delaware corporation, as depositor (the “Depositor”); (ii) Popular Inc., a Puerto Rico corporation (the “Guarantor”); (iii) Chase Bank USA, National Association, a national banking association, as Delaware trustee (the “Delaware Trustee”); (iv) J. P. Morgan Trust Company, National Association, as Property Trustee; and (v) Jorge A. Junquera and Richard Barrios, each an individual, as trustees (each of such trustees in (iii), (iv), and (v) a “Trustee” and collectively, the “Trustees”). The Depositor, the Guarantor and the Trustees hereby agree as follows:

1. The trust created hereby (the “Trust”) shall be known as “Popular North America Capital Trust II” in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued. The Trust is hereby established by the Depositor and the Trustees for the purpose of (i) issuing preferred securities (“Preferred Securities”) representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in debentures of the Depositor, (ii) issuing and selling common securities (“Common Securities” and, together with the Preferred Securities, “Trust Securities”) representing undivided beneficial interests in the assets of the Trust to the Depositor in exchange for cash and investing the proceeds thereof in additional debentures of the Depositor and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

2. The Depositor hereby assigns, transfers, conveys and sets over to the Trustees the sum of Ten Dollars ($10.00). The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq. (the “Statutory Trust Act”), and that this document constitutes the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust in the form of Exhibit A attached hereto with the Delaware Secretary of State in accordance with the provisions of the Statutory Trust Act.

3. The Depositor, the Guarantor, and the Trustees will enter into an Amended and Restated Declaration of Trust and Trust Agreement (herein the “Amended and Restated Trust Agreement”), satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Trust Securities. Prior to the execution and delivery of such Amended and Restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by this Trust Agreement, applicable law or as the Depositor directs in order to obtain, prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise including, but not limited to, the filing of the certificate of trust in accordance with Section 2 hereof.

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4. The Depositor, the Guarantor and the Trustees hereby authorize and direct the Depositor, as the agent of the Trust, (i) to file with the Securities and Exchange Commission (the “Commission”) and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the “1933 Act Registration Statement”) (including any post-effective amendments to the 1933 Act Registration Statement) relating to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of the Preferred Securities of the Trust and certain other securities of the Depositor; (b) any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities required to be filed pursuant to Rule 424 under the 1933 Act; and (c) to the extent deemed advisable by the Depositor, a Registration Statement on Form 8-A (the “1934 Act Registration Statement” (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Exchange Act of 1934, as amended; (ii) to the extent deemed advisable by the Depositor, to file with one or more national securities exchanges (each, an “Exchange”) or the National Association of Securities Dealers (“NASD”) and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or the NASD’s Nasdaq National Market (“NASDAQ”); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust one or more underwriting agreements relating to the Preferred Securities, among the Trust, the Depositor and the underwriter(s) named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In the event that any filing referred to in clauses (i), (ii) and (iii) above is required by the rules and regulations of the Commission, any Exchange, NASD or state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Chase Bank USA, National Association, in its capacity as a Trustee of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Jorge A. Junquera and Richard Barrios, each as Trustees and not in their individual capacities, hereby constitute and appoint Richard L. Carrión, Jorge A. Junquera and Richard Barrios and each of them as its and their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor’s or such Trustees’ name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, any Exchange, the NASD and administrators of the State securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and

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authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

5. The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. The Trustees may resign upon thirty (30) days’ prior notice to the Depositor.

6.(a) The Trustees and their officers, directors, agents and servants (collectively, the “Fiduciary Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor, the Trustees or any holder of the Trust Securities (the Trust, the Depositor and any holder of the Trust Securities being a “Covered Person”) for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.

   (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

   (c) The Depositor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by or asserted against the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust or the transactions contemplated by this Trust Agreement in a manner the Fiduciary Indemnified Persons reasonably believe to be within the authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that no Fiduciary Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful

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misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

   (d) The provisions of this Section shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

8. This Trust Agreement may be executed in one or more counterparts.

9. The Trust may dissolve without issuing any Trust Securities at the election of the Depositor. Upon dissolution, the Trustees shall file a certificate of cancellation in accordance with the Statutory Trust Act.

[SIGNATURE PAGE FOLLOWS]

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

POPULAR NORTH AMERICA, INC., as Depositor

By:	/s/ Jorge A. Junquera
Name:	Jorge A. Junquera
Title:	President

POPULAR, INC., as Guarantor

By:	/s/ Richard Barrios
Name:	Richard Barrios
Title:	Senior Vice President and Treasurer

CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware Trustee

By:	/s/ John J. Cashin
Name:	John J. Cashin
Title:	Vice President

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Property Trustee

By:	/s/ George N. Reaves
Name:	George N. Reaves
Title:	Vice President

/s/ Jorge A. Junquera
Jorge A. Junquera, as Trustee

/s/ Richard Barrios
Richard Barrios, as Trustee

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EXHIBIT A

CERTIFICATE OF TRUST

OF

POPULAR NORTH AMERICA CAPITAL TRUST II

THIS Certificate of Trust of Popular North America Capital Trust II (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed hereby is Popular North America Capital Trust II.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Bank USA, National Association, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4/3rd Floor, Newark, Delaware 19713, Attention: Worldwide Securities Services.

3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware trustee

By:
Name:
Title:

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Property Trustee

By:
Name:
Title:

Jorge A. Junquera, as Trustee

Richard Barrios, as Trustee

EXECUTION COPY

DECLARATION OF TRUST

AND

TRUST AGREEMENT

This DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of June 16, 2006 (this “Trust Agreement”), among (i) Popular North America, Inc., a Delaware corporation, as depositor (the “Depositor”); (ii) Popular Inc., a Puerto Rico corporation (the “Guarantor”); (iii) Chase Bank USA, National Association, a national banking association, as Delaware trustee (the “Delaware Trustee”); (iv) J. P. Morgan Trust Company, National Association, as Property Trustee; and (v) Jorge A. Junquera and Richard Barrios, each an individual, as trustees (each of such trustees in (iii), (iv), and (v) a “Trustee” and collectively, the “Trustees”). The Depositor, the Guarantor, and the Trustees hereby agree as follows:

1. The trust created hereby (the “Trust”) shall be known as “Popular North America Capital Trust III” in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued. The Trust is hereby established by the Depositor and the Trustees for the purpose of (i) issuing preferred securities (“Preferred Securities”) representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in debentures of the Depositor, (ii) issuing and selling common securities (“Common Securities” and, together with the Preferred Securities, “Trust Securities”) representing undivided beneficial interests in the assets of the Trust to the Depositor in exchange for cash and investing the proceeds thereof in additional debentures of the Depositor and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

2. The Depositor hereby assigns, transfers, conveys and sets over to the Trustees the sum of Ten Dollars ($10.00). The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq. (the “Statutory Trust Act”), and that this document constitutes the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust in the form of Exhibit A attached hereto with the Delaware Secretary of State in accordance with the provisions of the Statutory Trust Act.

3. The Depositor, the Guarantor, and the Trustees will enter into an Amended and Restated Declaration of Trust and Trust Agreement (herein the “Amended and Restated Trust Agreement”), satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Trust Securities. Prior to the execution and delivery of such Amended and Restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as

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otherwise required by this Trust Agreement, applicable law or as the Depositor directs in order to obtain, prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise including, but not limited to, the filing of the certificate of trust in accordance with Section 2 hereof.

4. The Depositor, the Guarantor and the Trustees hereby authorize and direct the Depositor, as the agent of the Trust, (i) to file with the Securities and Exchange Commission (the “Commission”) and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the “1933 Act Registration Statement”) (including any post-effective amendments to the 1933 Act Registration Statement) relating to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of the Preferred Securities of the Trust and certain other securities of the Depositor; (b) any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities required to be filed pursuant to Rule 424 under the 1933 Act; and (c) to the extent deemed advisable by the Depositor, a Registration Statement on Form 8-A (the “1934 Act Registration Statement” (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Exchange Act of 1934, as amended; (ii) to the extent deemed advisable by the Depositor, to file with one or more national securities exchanges (each, an “Exchange”) or the National Association of Securities Dealers (“NASD”) and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or the NASD’s Nasdaq National Market (“NASDAQ”); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust one or more underwriting agreements relating to the Preferred Securities, among the Trust, the Depositor and the underwriter(s) named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In the event that any filing referred to in clauses (i), (ii) and (iii) above is required by the rules and regulations of the Commission, any Exchange, NASD or state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Chase Bank USA, National Association, in its capacity as a Trustee of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Jorge A. Junquera and Richard Barrios, each as Trustees and not in their individual capacities, hereby constitute and appoint Richard L. Carrión, Jorge A. Junquera and Richard Barrios and each of them as its and their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor’s or such Trustees’ name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, any Exchange, the NASD and administrators of the

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State securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

5. The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. The Trustees may resign upon thirty (30) days’ prior notice to the Depositor.

6.(a) The Trustees and their officers, directors, agents and servants (collectively, the “Fiduciary Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor, the Trustees or any holder of the Trust Securities (the Trust, the Depositor and any holder of the Trust Securities being a “Covered Person”) for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.

   (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

   (c) The Depositor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by or asserted against the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust or the transactions contemplated by this Trust Agreement in a manner the Fiduciary Indemnified Persons reasonably believe to be within the authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that no Fiduciary Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim

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incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

   (d) The provisions of this Section shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

8. This Trust Agreement may be executed in one or more counterparts.

9. The Trust may dissolve without issuing any Trust Securities at the election of the Depositor. Upon dissolution, the Trustees shall file a certificate of cancellation in accordance with the Statutory Trust Act.

[SIGNATURE PAGE FOLLOWS]

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

POPULAR NORTH AMERICA, INC., as Depositor

By:	/s/ Jorge A. Junquera
Name:	Jorge A. Junquera
Title:	President

POPULAR, INC., as Guarantor

By:	/s/ Richard Barrios
Name:	Richard Barrios
Title:	Senior Vice President and Treasurer

CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware Trustee

By:	/s/ John J. Cashin
Name:	John J. Cashin
Title:	Vice President

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Property Trustee

By:	/s/ George N. Reaves
Name:	George N. Reaves
Title:	Vice President

/s/ Jorge A. Junquera
Jorge A. Junquera, as Trustee

/s/ Richard Barrios
Richard Barrios, as Trustee

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EXHIBIT A

CERTIFICATE OF TRUST

OF

POPULAR NORTH AMERICA CAPITAL TRUST III

THIS Certificate of Trust of Popular North America Capital Trust III (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed hereby is Popular North America Capital Trust III.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Bank USA, National Association, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4/3rd Floor, Newark, Delaware 19713, Attention: WorldwideSecurities Services.

3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware trustee

By:
Name:
Title:

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Property Trustee

By:
Name:
Title:

Jorge A. Junquera, as Trustee

Richard Barrios, as Trustee